                                   [PICTURE]                    [LOGO OF STRONG]




                              Semi-annual report


                                  The Strong

                                      D I S C O V E R Y

                                            Fund II


Investment Review
  The Strong Discovery Fund II.................................   2

Financial Information
  Schedule of Investments in Securities........................   4
  Statement of Assets and Liabilities..........................   7
  Statement of Operations......................................   7
  Statements of Changes in Net Assets..........................   8
  Notes to Financial Statements................................   9

Financial Highlights...........................................  11


Semi-Annual Report . June 30, 2000

                         THE STRONG DISCOVERY FUND II

Fund Highlights

 .  The Strong Discovery Fund II returned 11.78% for the six months ended June
   30, 2000. The Fund's benchmark, the Russell 2000(R) Index, had a return of 3.04%./1/,*

 . As of June 30, 2000, the projected long-term earnings growth rate for the companies in the Fund's portfolio was 21.7%./2/

 . Since its inception, the Fund has generally invested in small- and medium-sized stocks. The Fund's weighted median marketcap stood at $4.89 billion on June 30, 2000; $1.93 billion on June 30, 1999; and $1.70 billion on June 30, 1998.

   -----------------------------------------------------------------------------

                                AVERAGE ANNUAL

                               TOTAL RETURNS/1/

                                As of 6-30-00


               1-year                   24.22%

               3-year                   10.41%

               5-year                   10.41%

     Since Inception                    11.37%
          (on 5-8-92)

     Equity funds are volatile investments and should only be considered for long-term goals.

     ---------------------------------------------------------------------------

                                 FIVE LARGEST

                                STOCK HOLDINGS

                                 As of 6-30-00


     Security                          % of Net Assets

     Sybron International Corporation             2.2%

     Coinmach Laundry Corporation                 2.2%

     Vignette Corporation                         2.1%

     Getty Images, Inc.                           2.1%

     Pinnacle Holdings, Inc.                      2.0%

     Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


Perspectives
from the Managers


/s/ Richard S. Strong              /s/ Chip Paquelet

Richard S. Strong                  Chip Paquelet
Portfolio Co-manager               Portfolio Co-manager

--------------------------------------------------------------------------------

The Fund's excellent start in 2000 versus the Russell 2000(R) Index was primarily due to two factors:

   . Solid stock selection. We had a number of strong-performing stocks, including Pinnacle Holdings. Additionally, during this same period there were very few problem stocks.

   . Controlled exposure to technology stocks. While we made adjustments last year to boost the Fund's technology holdings, we were careful to limit our overall exposure to technology and to keep the Fund well diversified. This discipline helped to protect the portfolio during the severe correction in technology stocks that took place in March through May, while still allowing us to tap some of America's leading growth companies.

In summary, we are pleased by our recent investment performance. Over the last 12 months, the Fund is up 24.22% versus 14.32% for our benchmark. Through careful analysis


                     ------------------------------------

                              ...we were careful

                             to limit our overall

                            exposure to technology

                             and to keep the Fund

                               well diversified.

                     ------------------------------------


--------------------------------------------------------------------------------
/1/ The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted. Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change and is not annualized.

/2/ Earnings growth has been estimated on an annual basis for a projected five-year period. The Discovery Fund II's earnings growth estimate has been generated from our own analysis of the portfolio's individual securities as of June 30, 2000.

    and stock selection, we feel the Fund is on the right track and poised to deliver above-benchmark returns.

    Effective August 31, 2000, Charles A. Paquelet will assume sole portfolio management responsibility for the Fund. Mr. Paquelet has been a portfolio co-manager of the Fund since August 1996 and has been a member of Strong's Investment Department since May 1988.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 5-8-92 to 6-30-00


                                    [GRAPH]

                    The Strong
                 Discovery Fund II        Russell 2000(R) Index*      Lipper Multi-Cap Growth Funds Index*
Apr 92               $10,000                     $10,000                            $10,000
Dec 92               $10,886                     $11,377                            $11,229
Dec 93               $13,284                     $13,525                            $12,841
Dec 94               $12,569                     $13,278                            $12,478
Dec 95               $17,000                     $17,056                            $16,686
Dec 96               $17,138                     $19,869                            $19,665
Dec 97               $19,090                     $24,312                            $24,178
Dec 98               $20,476                     $23,694                            $30,174
Dec 99               $21,518                     $28,730                            $44,161
Jun 00               $24,052                     $29,602                            $47,427

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of May 1992.

Your Fund's Approach

The Strong Discovery Fund II seeks capital growth. It invests in securities that its managers believe offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small-, medium-, and large-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company visits. When the managers believe market conditions favor fixed-income investments, they have the flexibility to invest a significant portion of the Fund's assets in bonds. The Fund would primarily invest in intermediate- and long-term investment grade bonds.

--------------------------------------------------------------------------------

Market Highlights

 . The American economy continues its miraculous economic growth. Over time, the U.S. stock market should continue to reflect these favorable economic conditions should they continue.

 . The Russell 2000(R) Index is the major market index that tracks the performance of stocks most similar to the companies favored by the Fund. Internally, we have always used this index as a performance guide, but we formally replaced the S&P 500 Index with the Russell 2000(R) Index in our shareholder reports at the end of 1998.*

--------------------------------------------------------------------------------
*The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source of the Russell and S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                  June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

STRONG DISCOVERY FUND II

                                                       Shares or
                                                       Principal      Value
                                                         Amount      (Note 2)
--------------------------------------------------------------------------------
Common Stocks 85.4%
Banks - Money Center 0.6%
Citigroup, Inc.                                          16,100    $   970,025

Building - Maintenance & Services 2.2%
Coinmach Laundry Corporation (b)                        235,075      3,349,819

Commercial Services - Advertising 1.9%
Lamar Advertising Company (b) (c)                        65,800      2,849,962

Commercial Services - Schools 1.1%
ITT Educational Services, Inc. (b)                       93,725      1,646,045

Commercial Services - Staffing 0.2%
Modis Professional Services, Inc. (b)                    31,100        276,012

Computer - Integrated Systems 0.2%
Psion PLC                                                34,360        332,963

Computer - Local Networks 0.6%
Brocade Communications Systems, Inc. (b)                    900        165,136
Cisco Systems, Inc. (b)                                   8,900        565,706
Foundry Networks, Inc. (b)                                1,100        121,550
                                                                   -----------
                                                                       852,392

Computer - Manufacturers 1.3%
Hewlett-Packard Company                                   9,500      1,186,313
International Business Machines Corporation               7,825        857,326
                                                                   -----------
                                                                     2,043,639

Computer - Memory Devices 1.9%
Microchip Technology, Inc. (b)                           10,175        592,853
SanDisk Corporation (b)                                  38,700      2,367,956
                                                                   -----------
                                                                     2,960,809

Computer - Peripheral Equipment 0.6%
Lexmark International Group, Inc. Class A (b)            14,300        961,675

Computer - Services 1.0%
Sungard Data Systems, Inc. (b)                           49,600      1,537,600

Computer Software - Desktop 0.9%
Microsoft Corporation (b) (c)                            16,400      1,312,000

Computer Software - Enterprise 1.5%
Adobe Systems, Inc.                                       2,900        377,000
Mercury Interactive Corporation (b)                       6,700        648,225
Oracle Systems Corporation (b)                            9,800        823,813
Rational Software Corporation (b)                         3,100        288,106
Veritas Software Corporation (b)                            900        101,714
                                                                   -----------
                                                                     2,238,858

Consumer Products - Miscellaneous 0.4%
Rayovac Corporation (b)                                  29,500        660,062

Diversified Operations 0.4%
Agilent Technologies, Inc. (b)                            8,630        636,462

Electrical - Connectors 1.5%
Methode Electronics, Inc. Class A (c)                    59,300      2,290,462

Electronics - Miscellaneous Components 1.6%
RF Micro Devices, Inc. (b)                                1,800        157,725
Sawtek, Inc. (b)                                         29,100      1,675,069
Viasystems Group, Inc. (b)                               29,400        475,912
Vishay Intertechnology, Inc. (b)                          3,700        140,369
                                                                   -----------
                                                                     2,449,075

Electronics - Parts Distributors 0.2%
Kent Electronics Corporation (b)                          9,300        277,256

Electronics - Semiconductor Manufacturing 8.3%
Applied Micro Circuits Corporation (b)                    3,000    $   296,250
Atmel Corporation (b)                                    70,600      2,603,375
Burr-Brown Corporation (b)                               25,500      2,210,531
Cypress Semiconductor, Inc.(b)                           54,500      2,302,625
Intel Corporation (c)                                    11,975      1,600,908
LSI Logic Corporation (b)                                49,800      2,695,425
Marvell Technology Group, Ltd. (b)                          600         34,200
Micron Technology, Inc. (b)                               4,300        378,669
National Semiconductor Corporation (b)                    4,400        249,700
SDL, Inc. (b)                                               900        256,669
                                                                   -----------
                                                                    12,628,352

Electronics Products - Miscellaneous 1.3%
Samsung Electronics GDR                                  10,400      2,043,600

Energy - Other 0.3%
Calpine Corporation (b)                                   7,500        493,125

Finance - Consumer/Commercial Loans 0.6%
Associates First Capital Corporation                     38,800        865,725

Finance - Equity REIT 2.0%
Pinnacle Holdings, Inc. (b)                              56,250      3,037,500

Finance - Investment Brokers 1.8%
The Charles Schwab Corporation                           81,500      2,740,438

Finance - Investment Management 0.6%
Kansas City Southern Industries, Inc. (b)                10,800        957,825

Finance - Savings & Loan 1.7%
TCF Financial Corporation                                98,500      2,530,219

Financial Services - Miscellaneous 0.3%
Concord EFS, Inc. (b)                                    19,800        514,800

Insurance - Brokers 0.3%
Arthur J. Gallagher & Company                            11,100        466,200

Insurance - Property/Casualty/Title 0.4%
ACE, Ltd.                                                10,300        288,400
CNA Financial Corporation (b)                             8,100        275,400
                                                                   -----------
                                                                       563,800

Internet- E*Commerce 2.3%
DoubleClick, Inc. (b)                                     8,100        308,812
Getty Images, Inc. (b)                                   86,300      3,198,494
                                                                   -----------
                                                                     3,507,306

Internet- Internet Service Provider/Content 0.4%
America Online, Inc. (b)                                 11,800        622,450

Internet- Network Security/Solutions 2.0%
Juniper Networks, Inc. (b)                                2,700        393,019
Network Associates, Inc. (b)                            121,000      2,465,375
Sapient Corporation (b)                                   2,300        245,956
                                                                   -----------
                                                                     3,104,350

Internet- Software 2.1%
Vignette Corporation (b)                                 63,100      3,282,186

Leisure - Gaming 0.2%
Park Place Entertainment Corporation (b)                 26,600        324,188

Leisure - Photo Equipment/Related 1.8%
Eastman Kodak Company                                    45,300      2,695,350

--------------------------------------------------------------------------------
STRONG DISCOVERY FUND II (continued)

                                                       Shares or
                                                       Principal      Value
                                                         Amount      (Note 2)
--------------------------------------------------------------------------------

Leisure - Products 0.5%
Harley-Davidson, Inc.                                    17,000   $    654,500
SCP Pool Corporation (b)                                  4,955        116,443
                                                                  ------------
                                                                       770,943

Leisure - Services 0.6%
Bally Total Fitness Holding Corporation (b)              35,250        894,469

Leisure - Toys/Games/Hobby 1.6%
Action Performance Companies, Inc. (b) (c)              334,300      2,423,675

Machine - Tools & Related Products 0.9%
Applied Power, Inc. (c)                                  42,900      1,437,150

Media - Cable TV 0.3%
Insight Communications Company, Inc. (b)                 30,200        471,875

Media - Radio/TV 3.2%
AMFM, Inc. (b)                                           19,525      1,347,225
Infinity Broadcasting Corporation Class A (b)            80,050      2,916,822
Viacom, Inc. Class B (b)                                  6,950        473,903
Westwood One, Inc. (b)                                    3,800        129,675
                                                                  ------------
                                                                     4,867,625

Medical - Ethical Drugs 1.7%
American Home Products Corporation                       10,500        616,875
Forest Laboratories, Inc. (b)                             2,100        212,100
Jones Medical Industries, Inc.                            2,043         81,592
Pfizer, Inc. (c)                                         35,650      1,711,200
                                                                  ------------
                                                                     2,621,767

Medical - Generic Drugs 0.5%
Watson Pharmaceuticals, Inc. (b)                         13,000        698,750

Medical - Health Maintenance Organizations 0.2%
CIGNA Corporation                                         3,200        299,200

Medical - Instruments 0.2%
Medtronic, Inc.                                           5,600        278,950

Medical/Dental - Supplies 2.9%
Patterson Dental Company (b)                             19,500        994,500
Sybron International Corporation (b)                    172,100      3,409,731
                                                                  ------------
                                                                     4,404,231

Oil & Gas - Drilling 4.3%
Diamond Offshore Drilling, Inc.                          60,000      2,107,500
Marine Drilling Companies, Inc. (b)                      37,150      1,040,200
Nabors Industries, Inc. (b)                              67,000      2,784,688
Noble Drilling Corporation (b)                           15,500        638,406
                                                                  ------------
                                                                     6,570,794

Oil & Gas - Field Services 0.2%
BJ Services Company (b)                                   4,600        287,500

Oil & Gas - International Integrated 0.2%
Texaco, Inc.                                              5,000        266,250

Oil & Gas - United States Exploration
& Production 5.5%

Devon Energy Corporation                                 51,500      2,893,656
Ocean Energy, Inc. (b)                                  174,800      2,479,975
Union Pacific Resources Group, Inc.                     135,275      2,976,050
                                                                  ------------
                                                                     8,349,681

Pollution Control - Services 1.1%
Waste Management, Inc.                                   88,800      1,687,200

Retail - Consumer Electronics 0.3%
Best Buy Company, Inc. (b)                                7,200        455,400

Retail - Home Furnishings 0.6%
Rent-A-Center, Inc. (b)                                  44,100        992,250

Retail - Mail Order & Direct 0.2%
Damark International, Inc. Class A (b)                   12,700        273,050

Retail - Miscellaneous/Diversified 0.3%
Blockbuster, Inc. Class A                                34,300        332,281
Regis Corporation                                         8,112        101,400
                                                                  ------------
                                                                       433,681

Retail/Wholesale - Building Products 0.6%
Central Garden & Pet Company (b)                         99,900        895,978

Telecommunications - Cellular 3.5%
Microcell Telecommunications, Inc. (b)                   16,900        610,513
Millicom International Cellular SA (b)                   24,100        843,500
NTT DoCoMo, Inc.                                              8        216,665
Powertel, Inc. (b)                                       20,275      1,438,258
Vodafone AirTouch PLC Sponsored ADR (c)                  36,825      1,525,936
VoiceStream Wireless Corporation (b)                      6,200        721,041
                                                                  ------------
                                                                     5,355,913

Telecommunications - Equipment 6.4%
American Tower Corporation Class A (b)                   65,100      2,713,856
Corning, Inc.                                             3,900      1,052,513
Crown Castle International Corporation (b)               21,100        770,150
E-Tek Dynamics, Inc. (b)                                  5,700      1,503,731
Harris Corporation                                       26,900        880,975
JDS Uniphase Corporation (b)                              8,900      1,066,888
Metricom, Inc. (b)                                        8,800        245,300
Nokia Corporation Sponsored ADR                           6,800        339,575
SBA Communications Corporation (b)                       24,400      1,267,275
                                                                  ------------
                                                                     9,840,263

Telecommunications - Services 3.2%
AT&T Corporation                                         78,475      2,481,772
Broadwing, Inc. (b)                                      14,200        368,313
MediaOne Group, Inc. (b) (c)                             20,000      1,326,280
Montana Power Company                                    12,000        423,750
WinStar Communications, Inc. (b)                          8,000        271,000
                                                                  ------------
                                                                     4,871,115

Transportation - Rail 0.7%
Burlington Northern Santa Fe Corporation                 15,400        353,238
Wisconsin Central Transportation Corporation (b)         57,800        751,400
                                                                  ------------
                                                                     1,104,638

Utility - Telephone 1.2%
ALLTEL Corporation                                        9,900        613,181
Citizens Communications Company (b)                      70,800      1,221,300
                                                                  ------------
                                                                     1,834,481
------------------------------------------------------------------------------
Total Common Stocks (Cost $125,394,496)                            130,409,359
------------------------------------------------------------------------------

Short-Term Investments (a) 39.6%
Commercial Paper 1.4%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 6.27%                         $   802,300        802,300
Wisconsin Electric Power Company, 6.31%               1,336,800      1,336,800
                                                                  ------------
                                                                     2,139,100
Repurchase Agreements 35.4%
ABN-AMRO Inc. (Dated 6/30/00), 6.60%,
  Due 7/03/00 (Repurchase Proceeds $54,129,755);
  Collateralized by: U.S. Government & Agency
  Issues (d)                                         54,100,000     54,100,000

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)      June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

     STRONG DISCOVERY FUND II (continued)

                                                      Shares or
                                                      Principal       Value
                                                        Amount       (Note 2)
--------------------------------------------------------------------------------
United States Government Issues 2.8%
United States Treasury Bills, Due 7/13/00
  thru 9/7/00 (c)                                     $4,360,000   $  4,323,150
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $60,561,494)                      60,562,250
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $185,955,990)        125.0%   190,971,609
Other Assets and Liabilities, Net (25.0%)                           (38,229,757)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $152,741,852
===============================================================================


FUTURES
--------------------------------------------------------------------------------
                                                     Underlying
                                     Expiration     Face Amount     Unrealized
                                        Date          at Value     Depreciation
--------------------------------------------------------------------------------

Purchased:
20 NASDAQ 100 Index                     9/00         $7,634,000      $204,160


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------

                                                       Contracts      Premiums
--------------------------------------------------------------------------------

Options outstanding at beginning of period                 --        $     --
Options written during the period                         757          55,259
Options closed                                           (757)        (55,259)
Options expired                                            --              --
Options exercised                                          --              --
                                                         ----        --------
Options outstanding at end of period                       --        $     --
                                                         ====        ========

Closed options resulted in a capital loss of $3,787.


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) See Note 2(I) of Notes to Financial Statements.

Percentages are stated as a percent net of assets.




                      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

                                                                   Strong
                                                              Discovery Fund II
                                                              -----------------
Assets:
  Investments in Securities, at Value (Cost of $185,955,990)
    (Including Repurchase Agreements of $54,100,000)            $190,971,609
  Receivable for Securities Sold                                   4,657,609
  Dividends and Interest Receivable                                   82,969
                                                                ------------
  Total Assets                                                   195,712,187
Liabilities:
  Payable for Securities Purchased                                41,663,840
  Payable for Fund Shares Redeemed                                 1,094,920
  Accrued Operating Expenses and Other Liabilities                   211,575
                                                                ------------
  Total Assets                                                    42,970,335
                                                                ------------
Net Assets                                                      $152,741,852
                                                                ============

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                 $127,072,954
  Undistributed Net Investment Income                                523,947
  Undistributed Net Realized Gain                                 20,333,492
  Net Unrealized Appreciation                                      4,811,459
                                                                ------------
  Net Assets                                                    $152,741,852
                                                                ============
Capital Shares Outstanding (Unlimited Number Authorized)          12,004,660

Net Asset Value Per Share                                       $      12.72
                                                                ============


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2000 (Unaudited)

                                                                   Strong
                                                              Discovery Fund II
                                                              -----------------
Income:
  Dividends (net of foreign withholding taxes of $1,524)        $    127,263
  Interest                                                         1,324,878
                                                                ------------
  Total Income                                                     1,452,141

Expenses:
  Investment Advisory Fees                                           768,341
  Custodian Fees                                                      58,221
  Shareholder Servicing Costs                                        120,286
  Other                                                               21,451
                                                                ------------
  Total Expenses before Fees Paid Indirectly by Advisor              968,299
  Fees Paid Indirectly by Advisor (Note 3)                           (40,105)
                                                                ------------
  Expenses, Net                                                      928,194
                                                                ------------
Net Investment Income                                                523,947

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                   25,936,433
    Futures Contracts                                              7,767,469
    Foreign Currencies                                                   (36)
                                                                ------------
    Net Realized Gain                                             33,703,866
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                  (17,004,015)
    Futures Contracts                                               (204,160)
                                                                ------------
  Net Change in Unrealized Appreciation/Depreciation             (17,208,175)
                                                                ------------
Net Gain on Investments                                           16,495,691
                                                                ------------
Net Increase in Net Assets Resulting from Operations            $ 17,019,638
                                                                ============


                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     Strong Discovery Fund II
                                                                 ---------------------------------
                                                                 Six Months Ended     Year Ended
                                                                  June 30, 2000      Dec. 31, 1999
                                                                 ---------------     -------------
                                                                   (Unaudited)
Operations:
  Net Investment Income (Loss)                                     $    523,947      $    (671,699)
  Net Realized Gain (Loss)                                           33,703,866         (9,438,644)
  Net Change in Unrealized Appreciation/Depreciation                (17,208,175)        12,079,147
                                                                   ------------      -------------
  Net Increase in Net Assets Resulting from Operations               17,019,638          1,968,804
Distributions from Net Realized Gains                                        --        (23,035,922)

Capital Share Transactions:
  Proceeds from Shares Sold                                          30,745,943         55,192,976
  Proceeds from Reinvestment of Distributions                                --         23,027,653
  Payment for Shares Redeemed                                       (47,339,411)      (101,010,358)
                                                                   ------------      -------------
  Net Decrease in Net Assets from Capital Share Transactions        (16,593,468)       (22,789,729)
                                                                   ------------      -------------
Total Increase (Decrease) in Net Assets                                 426,170        (43,856,847)

Net Assets:
  Beginning of Period                                               152,315,682        196,172,529
                                                                   ------------      -------------
  End of Period                                                    $152,741,852      $ 152,315,682
                                                                   ============      =============

Transactions in Shares of the Fund:
  Sold                                                                2,432,487          5,166,159
  Issued in Reinvestment of Distributions                                    --          2,431,642
  Redeemed                                                           (3,817,231)        (9,626,939)
                                                                   ------------      -------------
  Net Decrease in Shares of the Fund                                 (1,384,744)        (2,029,138)
                                                                   ============      =============


                      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

1.   Organization

     The Strong Discovery Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 2000, approximately 90% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 2000.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore,no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss,and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Fund may be designated as collateral on written options.

--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees,which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at June 30, 2000, shareholder servicing and other expenses paid to the Advisor, transfer agency banking credits and unaffiliated directors' fees for the six months then ended, were $22,270, $120,286, $40,105 and $2,808, respectively.

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At June 30, 2000, there were no borrowings by the Fund outstanding under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than government securities, for the six months ended June 30, 2000 were $315,646,459 and $326,416,911, respectively. There were no purchases or sales of long-term government securities during the six months ended June 30, 2000.

6.   Income Tax Information

     At June 30, 2000, the cost of investments in securities for federal income tax purposes was $191,588,785. Net unrealized depreciation of securities was $617,176, consisting of gross unrealized appreciation and depreciation of $5,931,578 and $6,548,754, respectively. At December 31, 1999, the Fund had a capital loss carryover of $9,863,130 which expires in 2007.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG DISCOVERY FUND II
--------------------------------------------------------------------------------

                                                                                           Period Ended
                                                                 -----------------------------------------------------------------
                                                                 June 30,    Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
Selected Per-Share Data(a)                                       2000/(b)/     1999       1998       1997       1996       1995
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $11.38      $12.72     $12.03     $10.80     $13.44     $10.07
Income From Investment Operations:
  Net Investment Income (Loss)                                      0.04       (0.05)     (0.04)     (0.09)     (0.05)     (0.03)
  Net Realized and Unrealized Gains on Investments                  1.30        0.36       0.92       1.32       0.04       3.58
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  1.34        0.31       0.88       1.23      (0.01)      3.55

Less Distributions:
  In Excess of Net Investment Income                                  --          --         --         --      (1.05)     (0.18)
  From Net Realized Gains                                             --       (1.65)     (0.19)        --      (1.58)        --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 --       (1.65)     (0.19)        --      (2.63)     (0.18)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $12.72      $11.38     $12.72     $12.03     $10.80     $13.44
==================================================================================================================================

Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                     +11.8%       +5.1%      +7.3%     +11.4%      +0.8%     +35.3%
  Net Assets, End of Period (In Millions)                         $  153      $  152     $  196     $  214     $  229     $  245
  Ratio of Expenses to Average Net Assets Without
    Fees Paid Indirectly by Advisor                                  1.3%*       1.2%       1.2%       1.2%       1.2%       1.3%
  Ratio of Expenses to Average Net Assets                            1.2%*       1.1%       1.2%       1.2%       1.2%       1.3%
  Ratio of Net Investment Income (Loss) to Average Net Assets        0.7%*      (0.4%)     (0.3%)     (0.7%)     (0.3%)     (0.3%)
  Portfolio Turnover Rate                                          283.5%      234.5%     194.0%     198.1%     970.0%     542.1%

 *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2000 (unaudited).



                      See Notes to Financial Statements.
                                                                              11

                                                                     RT5618-0800